UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BJ’S RESTAURANTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Online
Go to www.investorvote.com/BJRI or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:00 p.m., Pacific Time, on September 1, 2020.

Important Notice Regarding the Availability of Proxy Materials for the

BJ’s Restaurants, Inc. Shareholder Meeting to be Held on September 2, 2020

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.investorvote.com/BJRI

Easy Online Access – View your proxy materials and vote.

Step 1:	Go to www.investorvote.com/BJRI.
Step 2:	Click on the icon on the right to view meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selections as instructed on each screen for your delivery preferences.
Step 5:	Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before August 19, 2020 to facilitate timely delivery.

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Shareholder Meeting Notice

BJ’s Restaurants, Inc. Company’s Annual Meeting of Shareholders will be held on Wednesday, September 2, 2020, at BJ’s Restaurants, Inc., 7755 Center Ave., 4th Floor, Huntington Beach, CA 92647, at 9:00 a.m. Pacific Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1.	Election of Directors:

01 - PETER A. BASSI

02 - LARRY D. BOUTS

03 - JAMES A. DAL POZZO

04 - GERALD W. DEITCHLE

05 - NOAH A. ELBOGEN

06 - LEA ANNE S. OTTINGER

07 - KEITH E. PASCAL

08 - JANET M. SHERLOCK

09 - GREGORY A. TROJAN

10 - PATRICK D. WALSH

2.	Approval, on an advisory and non-binding basis, of the compensation of named executive officers.
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020.

NOTE: In their discretion, the Proxy Holder(s) are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4 promulgated by the Securities and Exchange Commission.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Due to concerns relating to the public health impact of the coronavirus outbreak (COVID-19) and related travel, the 2020 Annual Meeting may be held by means of remote communication (i.e., a virtual-only meeting). If we determine to do so, we will announce the decision in advance, and will provide details on how to participate on our website at investors.bjsrestaurants.com and/or by supplemental filings with the SEC. We encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend in person.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.investorvote.com/BJRI.

–	Phone – Call us free of charge at 1-866-641-4276.

–	Email – Send an email to investorvote@computershare.com with “Proxy Materials BJ’s Restaurants, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by August 19, 2020.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 02, 2020

Meeting Information
BJ’S RESTAURANTS, INC.	Meeting Type: Annual Meeting
For holders as of: July 09, 2020
Date: September 02, 2020 Time: 9:00 AM PDT
Location: 7755 Center Avenue 4th Floor Huntington Beach, CA 92647

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report     2. Form 10-K     3. Form 10-K/A    4. Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:              sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 19, 2020 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees
01 Peter A. Bassi	02 Larry D. Bouts	03 James A. Dal Pozzo	04 Gerald W. Deitchle	05 Noah A. Elbogen
06 Lea Anne S. Ottinger	07 Keith E. Pascal	08 Janet M. Sherlock	09 Gregory A. Trojan	10 Patrick D. Walsh
The Board of Directors recommends you vote FOR the following proposal(s):
2 Approval, on an advisory and non-binding basis, of the compensation of named executive officers.
3 Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2020.

NOTE:   In their discretion, the Proxy Holder(s) are authorized to vote upon such other business as may properly come before the meeting, or any adjournment thereof, to the extent authorized by Rule 14a-4 promulgated by the Securities and Exchange Commission.

Due to concerns relating to the public health impact of COVID-19, the 2020 Annual Meeting may be held by means of remote communication. If we determine to do so, we will announce the decision in advance, and will provide details on how to participate on our website and/or by supplemental filings with the SEC. We encourage you to vote your shares prior to the Annual Meeting regardless of whether you intend to attend in person.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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